Statement of Additional Information Supplement	August 26, 2016

Putnam VT Growth Opportunities Fund
Statement of Additional Information dated April 30, 2016

Effective August 31, 2016, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are supplemented to reflect the following information regarding the fund’s portfolio manager.

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of July 31, 2016. The other accounts may include accounts for which this individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio manager	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs, and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Robert Brookby	5*	$8,949,300,000	3	$126,600,000	3	$1,023,500,000

* 3 accounts, with total assets of $7,585,000,000, pay an advisory fee based on account performance.

Ownership of securities

As of July 31, 2016, Mr. Brookby and his immediate family members did not beneficially own equity securities in the fund of the Trust that he managed. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

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